NET REVENUES	12 Months Ended
Dec. 31, 2023
NET REVENUES
NET REVENUES

NOTE 19 - NET REVENUES:

	Year Ended December 31,
	2023	2022	2021
	U.S dollars in thousands
Licensing revenues (1)	—	2,000	—
Sales of products (2)	6,530	59,800	85,757
	6,530	61,800	85,757

(1)	related to the License Agreement with Gaelan for Talicia® in the United Arab Emirates, see note 15(7) above.
(2)	In 2023, the Company recognized contra-revenues of ($2.6) million for Movantik®, primarily from returns, following its divestiture on February 1, 2023 (see note 15(6) above). In 2022 and 2021, net revenues for Movantik® were $52.1 million and $76.8 million, respectively. Correspondingly, net revenues from sales of other products (mainly Talicia®) in the U.S. were $9.1 million, $7.7 million, and $9 million in 2023, 2022 and 2021, respectively.